Exhibit 99.1

News Release

HP Announces Changes to Board of Directors Five highly accomplished business leaders to be added to board

PALO ALTO, Calif., Jan. 20, 2011 – HP today announced that its board of directors has appointed five new members, effective Jan. 21. The appointments bring the total number of board members to 17 until HP’s next Annual Meeting of Stockholders in March, at which time the size of the board is expected to be reduced to 13 members.

The new directors are Shumeet Banerji, chief executive officer of Booz & Company; Gary Reiner, former chief information officer of General Electric Company and a current special advisor to private equity firm General Atlantic; Patricia Russo, former chief executive officer of Alcatel-Lucent; Dominique Senequier, chief executive officer of AXA Private Equity; and Meg Whitman, former president and chief executive officer of eBay Inc. The five new directors also will stand for re-election at HP’s next Annual Meeting of Stockholders in March.

In addition, HP announced that incumbent directors Joel Hyatt, John Joyce, Robert Ryan and Lucille Salhany are not standing for re-election at the company’s Annual Meeting of Stockholders.

“The addition of these new directors will further diversify the outstanding talents and wide-ranging experience that our directors already bring to HP,” said Raymond J. Lane, non-executive chairman of the board of directors, HP. “Each is a widely respected and deeply experienced business leader, and together they will provide our board and management team with new insight and perspectives relating to HP’s business and the rapidly changing technology industry.”

Lane discussed the new directors’ backgrounds: “Shumeet Banerji is a respected strategic adviser and will bring to the HP board international, financial, operational and management experience and a true understanding of the issues facing companies and governments in both mature and emerging markets around the world. Gary Reiner will be an important voice of the customer on our board, thanks to his deep insight into how IT can help global companies succeed and his decades of experience driving corporate strategy, information technology and best

Editorial Contacts Mylene Mangalindan, HP +1 650 236 0005 corpmediarelations@hp.com HP Media Hotline + 1 866 266 7272 www.hp.com/go/newsroom

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practices across complex organizations.

“Pat Russo is an experienced executive with extensive global business experience, a broad understanding of the tech industry, and strong management, operations and governance skills. Dominique Senequier is a highly regarded and influential financier who brings broad international perspective, strong financial acumen and a keen focus on long-term performance. Meg Whitman is a true visionary and thought leader who brings to the HP board unique experience in developing transformative business models, building global brands and driving sustained growth and expansion.”

“I am confident that HP’s stockholders, customers and employees will benefit from all of their talents and ideas, and I look forward to working closely with the entire board and management team as we pursue the exciting opportunities in front of us,” Lane concluded.

About Shumeet Banerji

Shumeet Banerji, 51, is chief executive officer of Booz & Company, a global management consulting firm. Most recently, he has focused on counseling government ministries and financial services institutions on the impact of changing demographics around the globe. Banerji joined Booz Allen Hamilton in 1993 and has served clients in both the public and private sector. Earlier in his career, he was a member of the faculty at the University of Chicago Graduate School of Business.

Banerji, who is based in London, earned a Ph.D. from the Kellogg Graduate School of Management at Northwestern University and a B.A. and MBA from Delhi University.

About Gary Reiner

Gary Reiner, 56, serves as a special advisor to private equity firm General Atlantic, providing strategic counsel to the firm and the companies it partners with worldwide. During his career at GE, he served as senior vice president and chief information officer, head of GE Information Services, and as vice president, Corporate Business Development. Reiner’s responsibilities included overseeing IT, operations, sourcing, mergers and acquisitions and quality for the company’s global operations, including GE’s renowned Six Sigma quality initiative. Earlier in his career, Reiner was a partner at Boston Consulting Group, where he

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focused on strategic and process issues for high-technology businesses.

Reiner earned a B.A. in economics from Harvard and an MBA from Harvard Business School.

About Patricia Russo

Patricia Russo, 58, is the former chief executive officer of Alcatel-Lucent, a global communication solutions provider. She also previously served as chairman and CEO of Lucent Technologies, president of Eastman Kodak and chairman of Avaya, which was spun off from Lucent. Earlier in her career, she held management positions at AT&T and IBM. Currently, Russo serves on the board of directors of General Motors, Merck & Co. and ALCOA, Inc.

Russo earned a B.A. in history from Georgetown University and completed Harvard Business School’s Advanced Management Program.

About Dominique Senequier

Dominique Senequier, 57, is chief executive officer of AXA Private Equity. She joined AXA Investment Managers in 1996 and founded the subsidiary AXA Private Equity that same year. Senequier is a member of the Institut des Actuaries Français (French Actuarial Institute) and a non-voting member of the supervisory board of Schneider Electric SA. Prior to joining AXA Investment Managers, she created and developed the subsidiary “GAN Participations” at GAN, an insurance firm.

Senequier is a graduate of École Polytechnique and holds a DEA (post-graduate degree) in banking and monetary economics from the University of Sorbonne, Paris.

About Meg Whitman

Meg Whitman, 54, is best known for her 10-year tenure as president and CEO of eBay Inc., a global ecommerce and payments company. She ran the company from 1998 to 2008. Prior to working for eBay, she held management positions at Bain & Company, the Stride Rite Corporation, the Walt Disney Company, Procter & Gamble Co., FTD and Hasbro. She also is a former board member of the eBay Foundation, Procter & Gamble and DreamWorks SKG, having resigned in 2009 in preparation for her California gubernatorial bid. Whitman became the third woman in a 20-year period to run for the office and won the Republican primary

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in 2010.

Whitman was born on Long Island, N.Y. She earned her bachelor’s degree in economics from Princeton University in 1977. She received an MBA from Harvard Business School in 1979.

Four directors are not standing for re-election

“Joel Hyatt, John Joyce, Bob Ryan and Lucille Salhany have offered invaluable service to HP over many years, and we are deeply grateful for their insights, counsel and commitment to HP’s business,” said Lane. “These directors worked tirelessly and effectively to navigate HP through a difficult leadership change in the last six months.

“As a recent addition to HP’s board, I have been incredibly impressed by Joel, John, Bob and Lucille’s experience and talents. I know the entire board of directors joins me in thanking each of these directors for their many contributions towards the long-term success of HP.”

Ryan, the former lead independent director of the board, said, “It has been a great privilege to serve on the HP board and see this outstanding company build on its legacy as a technology leader and innovator. HP is well-positioned to drive – and profit from – the changes under way across the technology industry, and I am confident that, with Léo as CEO and Ray as chairman, HP has a strong leadership team in place to continue moving the company forward.”

The board plans to nominate the following current directors to stand for re-election at the Annual Meeting of Stockholders:

Raymond J. Lane

Non-executive Chairman of the HP board and Managing Partner of Kleiner Perkins Caufield & Byers

Marc L. Andreessen

Co-founder and a general partner of Andreessen Horowitz

Léo Apotheker

HP President and Chief Executive Officer

Lawrence T. Babbio, Jr.

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Senior Advisor to Warburg Pincus and former Vice Chairman and President of Verizon Communications

Sari M. Baldauf

Former Executive Vice President and General Manager of the Networks business group of Nokia Corporation

Rajiv L. Gupta

Senior Advisor to New Mountain Capital, LLC, and former Chairman and Chief Executive Officer of Rohm and Haas

John H. Hammergren

President, Chairman and CEO of McKesson Corporation

G. Kennedy Thompson

Executive Advisor to Aquiline Capital Partners LLC and former President and Chief Executive Officer of Wachovia Corporation

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure to solve customer problems. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Information about all of the nominees for re-election to the HP Board of Directors at HP’s 2011 Annual Meeting of Stockholders will be included in HP’s definitive proxy statement to be filed with U.S. Securities and Exchange Commission. Stockholders of HP are urged to read the proxy statement when it becomes available. The proxy statement (when it becomes available) may be obtained free of charge at the SEC’s website at www.sec.gov or at HP’s Investor Relations website at www.hp.com/investor/home.

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements of the plans, strategies and objectives of management for future operations; any statements concerning expected development, performance or market share relating to products and services; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; the competitive pressures faced by HP’s businesses; the development and transition of new products and services (and the enhancement of existing products and services) to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its

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customers, suppliers and partners; the achievement of expected operational and financial results; and other risks that are described in HP’s filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2011 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.

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